UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 23, 2007

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, New York 10043

(Address of principal executive offices) (Zip Code)

(212) 559-1000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Citigroup Inc.
Current Report on Form 8-K

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2007, Citigroup Inc. issued a press release announcing that Gary Crittenden, formerly Executive Vice President and Chief Financial Officer and head of Global Network Services at American Express Company, will become its Chief Financial Officer, effective March 12, 2007. A copy of the press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety. Also effective March 12, 2007, Sallie Krawcheck, Citigroup’s current Chief Financial Officer, will formally transition to her new position as Chairman and Chief Executive Officer of Citigroup’s Global Wealth Management business segment.

Mr. Crittenden, 53, joined American Express in June 2000 as Executive Vice President and Chief Financial Officer. In this role, he served as a key advisor on strategic and financial matters worldwide, and represented American Express to investors, lenders, and rating agencies. In June 2005, Mr. Crittenden gained responsibility for Global Network Services, the business unit that builds and maintains partnerships with banks and other financial institutions that issue American Express-branded cards on its global network.

Citigroup and Mr. Crittenden entered into a Letter Agreement, dated February 23, 2007. Under the terms of the Letter Agreement, in addition to serving as Chief Financial Officer of Citigroup, Mr. Crittenden will be a member of the Citigroup Management Committee, the Business Heads Committee and the Operating Committee. Mr. Crittenden will be paid a base salary at an annual rate of $500,000, will be eligible to receive incentive awards with a pre-tax nominal value of $9,500,000 for each of 2007 and 2008, subject to the terms and conditions of Citigroup’s Executive Performance Plan (and thereafter will be eligible to be considered for discretionary incentive awards), and will be eligible to participate in Citigroup’s comprehensive benefit programs. In addition, Citigroup has agreed to make Mr. Crittenden whole if certain compensation from American Express is forfeited. The final amount of any such payment is not yet determinable.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

 Exhibit Number

    99.1        Press release, dated February 25, 2007, issued by Citigroup Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: March 1, 2007	By:	/s/ Michael S. Helfer
Name: Michael S. Helfer
Title: General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number

   99.1        Press release, dated February 25, 2007, issued by Citigroup Inc.